Exhibit 4.2

Exhibit 4.2 COMMON STOCK SHARES SPECIMEN CUSIP 15643W 10 0 SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT IS THE RECORD HOLDER OF FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF CENTREXION THERAPEUTICS CORPORATION transferable only on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile signatures of the Corporation’s duly authorized officers. Dated: EXECUTIVE VICE PRESIDENT, CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL EXECUTIVE OFFICER VICE PRESIDENT, AND TREASURER COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER TRUST& COMPANY, LLC (Brooklyn, NY) BY TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE CNTX

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE. according The to following applicable abbreviations, laws or regulations: when used in the inscription on the face of this certificate, shall be construed as though they were written out in full TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the Common Stock represented by this Certificate, and does hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated By: NOTICE: THE THE CERTIFICATE SIGNATURE TO IN EVERY THIS ASSIGNMENT PARTICULAR, MUST WITHOUT CORRESPOND ALTERATION WITH OR THE ENLARGEMENT NAME AS WRITTEN OR ANYCHANGE UPON THE WHATEVER. FACE OF SIGNATURE(S) GUARANTEED: By: STOCKBROKERS, THE SIGNATURE(S) SAVINGS SHOULD AND BE LOAN GUARANTEED ASSOCIATIONS BY AN AND ELIGIBLE CREDIT GUARANTOR UNIONS WITH INSTITUTION MEMBERSHIP (BANKS, IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.